Execution Version 1 Wells Fargo/Village – Vineland Term Loan Note 4890-0432-6214, v. 7 VINELAND TERM LOAN NOTE Wells Fargo Bank, National Association $7,125,000 As of January 27, 2023 Roseland, New Jersey This Vineland Term Loan Note (this “Note”) is executed and delivered under and pursuant to the terms of that certain Amended and Restated Credit Agreement dated as of January 28 2022, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated September 1, 2022, and a certain Second Amendment to Amended and Restated Credit Agreement dated as of even date herewith (collectively, as they may be further amended, replaced, restated, supplemented, modified and/or extended from time to time, the “Credit Agreement”) by and among VILLAGE SUPER MARKET, INC., a corporation organized under the laws of the State of New Jersey (“Village”), VILLAGE SUPER MARKET OF NJ, L.P., a limited partnership organized under the laws of the State of New Jersey (“Village NJ”), VILLAGE SUPERMARKET OF MARYLAND LLC, a limited liability company organized under the laws of the State of Maryland (“Village MD”), VILLAGE SUPER MARKET OF PA, LLC, a limited liability company organized under the laws of the Commonwealth of Pennsylvania (“Village PA”), VSM NEW MARKETS, LLC, a limited liability company organized under the laws of the State of New Jersey (“VSM New Markets”), VSM GOURMET, LLC, a limited liability company organized under the laws of the State of New York (“VSM Gourmet”), VSM NY HOLDINGS LLC, a limited liability company organized under the laws of the State of New York (“VSM Fairway”), GREATER MORRISTOWN RESTAURANT, LLC, a limited liability company organized under the laws of the State of New Jersey (“VSM Morristown”), HANOVER AND HORSEHILL DEVELOPMENT LIMITED LIABILITY COMPANY, a limited liability company organized under the laws of the State of New Jersey (“Hanover”), DELILAH PROPERTIES LLC, a limited liability company organized under the laws of the State of New Jersey (“Delilah”), FIRE BRANDS INNOVATION LLC, a limited liability company organized under the laws of the State of New Jersey (“Fire Brands”), VSM NY DISTRIBUTION LLC, a limited liability company organized under the laws of the State of New York (“VSM Distribution”), VILLAGE GALLOWAY SHOPPING CENTER LLC, a limited liability company organized under the laws of the State of New Jersey (“Galloway”), and VILLAGE VINELAND 3600 LANDIS LLC, a limited liability company organized under the laws of the State of New Jersey (“Vineland” and collectively with Village, Village NJ, Village MD, Village PA, VSM New Markets, VSM Gourmet, VSM Fairway, VSM Morristown, Hanover, Delilah, Fire Brands, VSM Distribution, and Galloway, the "Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank"). Capitalized terms not otherwise defined herein shall have the meanings provided in the Credit Agreement. FOR VALUE RECEIVED, Borrower hereby promise to pay to the order of the Bank, at the office of the Bank located at 190 River Road, 1st Floor, Summit, New Jersey 07901 or at such other place as the Bank may from time to time designate to Borrower in writing: (i) the principal sum of SEVEN MILLION ONE HUNDRED TWENTY FIVE THOUSAND AND 00/100 DOLLARS ($7,125,000) in one hundred eighty (180) equal consecutive monthly principal installments based on a fifteen (15) year amortization schedule as more fully set forth on Schedule 1 attached hereto, which shall be in the amount of $39,583.33 plus

Execution Version 2 Wells Fargo/Village – Vineland Term Loan Note 4890-0432-6214, v. 7 accrued interest commencing on the first Business Day of March, 2023, and continuing on the first Business Day of each month thereafter, with the one hundred eightieth (180th) and final payment of any unpaid balance of principal and interest payable on the twenty-seventh (27th) day of January, 2038, and subject to mandatory prepayment and acceleration upon the occurrence of an Event of Default under the Credit Agreement or earlier termination of the Credit Agreement pursuant to the terms thereof; (ii) interest on the principal amount of this Note from time to time outstanding until such principal amount is paid in full at the applicable Vineland Term Loan Rate in accordance with the provisions of the Credit Agreement. In no event, however, shall interest exceed the maximum interest rate permitted by law. Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the Default Rate in accordance with the Credit Agreement; and (iii) notwithstanding anything to the contrary herein, in the Credit Agreement and/or in any other Loan Document, all outstanding principal and interest hereunder which is due and payable in full if the Revolving Line of Credit is not extended beyond the applicable Termination Date. This Note is the “Vineland Term Loan Note” referred to in the Credit Agreement and is entitled to the benefits of the Credit Agreement and the other Loan Documents and is subject to all of the agreements, terms and conditions therein contained. This Note is subject to mandatory prepayment, and may be voluntarily prepaid, in whole or in part, in each case pursuant to the terms and conditions set forth in the Credit Agreement. If an Event of Default under Subsection 6.1(f) or 6.1(h) of the Credit Agreement shall occur, then this Note shall immediately become due and payable, without notice, together with reasonable attorneys’ fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If any other Event of Default shall occur under the Credit Agreement or any of the other Loan Documents, which is not cured within any applicable grace period, then this Note may, as provided in the Credit Agreement, be declared to be immediately due and payable, without notice, together with reasonable attorneys’ fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. Bank may at any time pledge or assign all or any portion of its rights under the Credit Agreement or the other Loan Documents (including any portion of this Note) to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or assignment or enforcement thereof shall release Bank from its obligations under the Credit Agreement or any of the other Loan Documents. Upon the sale, transfer, hypothecation, assignment or other encumbrance, whether voluntary, involuntary or by operation of law, of all or any interest in any real property securing this Note, if any, or upon the occurrence of any Event of Default, the holder of this Note, at the holder's option, may declare all sums of principal and interest outstanding hereunder to be immediately due and payable without presentment, demand, notice of nonperformance, notice of protest, protest or notice of dishonor, all of which are expressly waived by Borrower, and the obligation, if any, of the holder to extend any further credit hereunder shall immediately cease and terminate. Borrower shall pay to the holder immediately upon demand the full amount of all

Execution Version 3 Wells Fargo/Village – Vineland Term Loan Note 4890-0432-6214, v. 7 payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees), expended or incurred by the holder in connection with the enforcement of the holder's rights and/or the collection of any amounts which become due to the holder under this Note whether or not suit is brought, and the prosecution or defense of any action in any way related to this Note, including without limitation, any action for declaratory relief, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Bank or any other person) relating to Borrower or any other person or entity. Should more than one person or entity sign this Note as a Borrower, the obligations of each such Borrower shall be joint and several. The effective date of this Note shall be the date that Bank has accepted this Note and all conditions to the effectiveness of the Credit Agreement have been fulfilled to Bank's satisfaction. Notwithstanding the occurrence of the effective date of this Note, Bank shall not be obligated to extend credit under this Note until all conditions to each extension of credit set forth in the Credit Agreement have been fulfilled to Bank's satisfaction. This Note shall be construed and enforced in accordance with the laws of the State of New Jersey. Borrower expressly waives any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Credit Agreement. [SIGNATURE PAGE TO FOLLOW]

COPY

[SIGNATURE PAGE TO VINELAND TERM LOAN NOTE]

ATTEST:

By: ______________________
Name: Daniel McCarthy
Title: General Counsel

VILLAGE SUPER MARKET, INC.

By: ______________________
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

VILLAGE SUPER MARKET OF NJ, L.P.

WITNESS:

By: ______________________
Name: Daniel McCarthy
Title: General Counsel

By: Village Super Market, Inc.,
a New Jersey corporation, its General Partner

By: ______________________
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

VILLAGE SUPERMARKET OF MARYLAND LLC

WITNESS:

By: ______________________
Name: Daniel McCarthy
Title: General Counsel

By: Village Super Market, Inc.,
a New Jersey corporation, its Sole Member

By: ______________________
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

[SIGNATURE PAGE TO FOLLOW]

4

Wells Fargo/Village – Vineland Term Loan Note
4890-0432-6214, v. 5

[SIGNATURE PAGE TO VINELAND TERM LOAN NOTE] WITNESS: By: Nan Titl e: Da Gene 'el McCarthy :1 Counsel VILLAGE SUPER MARKET OF PA, LLC By: Village Super Market, Inc., a New Jersey corporation, its Sole Member By: 4..0 kv Name: JOHN VAN ORDEN Title: Chief Financial Officer VSM NEW MARKETS, LLC WITNESS: By: Village Super Market, Inc., a New Jersey corporation, its Sole Member By: Nam Title: • Gene mei McCarthy I Counsel Name JOAN VAN ORDEN Title: Chief Financial Officer VSM GOURMET, LLC WITNESS: By: Village Super Market, Inc., a New Jersey corporation, its Sole Member By: Nam Title :p Gene iel McCarthy I Counsel By: Name JOHN VAN ORDEN Title: Chief Financial Officer V [SIGNATURE PAGE TO FOLLOW] 5 Wells Fargo/Village — Vineland Term Loan Note 4890-0432-6214, v. 5 0, Oa' ni l By. / COPY

COPY

[SIGNATURE PAGE TO VINELAND TERM LOAN NOTE]

VSM NY HOLDINGS LLC

WITNESS:

By: ______________________
Name: Daniel McCarthy
Title: General Counsel

By: Village Super Market, Inc., a New Jersey corporation, its Sole Member

By: ______________________
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

GREATER MORRISTOWN RESTAURANT, LLC

WITNESS:

By: ______________________
Name: Daniel McCarthy
Title: General Counsel

By: Village Super Market, Inc., a New Jersey corporation, its Sole Member

By: ______________________
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

HANOVER AND HORSEHILL DEVELOPMENT LIMITED LIABILITY COMPANY

WITNESS:

By: ______________________
Name: Daniel McCarthy
Title: General Counsel

By: Village Super Market, Inc., a New Jersey corporation, its Manager

By: ______________________
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

[SIGNATURE PAGE TO FOLLOW]

6

Wells Fargo/Village – Vineland Term Loan Note
4890-0432-6214, v. 5

COPY

[SIGNATURE PAGE TO VINELAND TERM LOAN NOTE]

DELILAH PROPERTIES LLC

WITNESS:

By: Village Super Market, Inc.,
a New Jersey corporation, its Sole Member

By: ____________________
Name: Daniel McCarthy
Title: General Counsel

By: ____________________
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

WITNESS:

FIRE BRANDS INNOVATION LLC

By: ____________________
Name: Daniel McCarthy
Title: General Counsel

By: ____________________
Name: JOHN VAN ORDEN
Title: Manager

VSM NY DISTRIBUTION LLC

WITNESS:

By: Village Super Market, Inc.,
a New Jersey corporation, its Sole Member

By: ____________________
Name: Daniel McCarthy
Title: General Counsel

By: ____________________
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

WITNESS:

VILLAGE GALLOWAY SHOPPING CENTER LLC

By: Village Super Market, Inc.,
a New Jersey corporation, its sole member

By: ____________________
Name: Daniel McCarthy
Title: General Counsel

By: ____________________
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

7

Wells Fargo/Village – Vineland Term Loan Note
4890-0432-6214, v. 5

[SIGNATURE PAGE TO VINELAND TERM LOAN NOTE] WITNESS: By: Na Title Ge niel McCarthy eral Counsel Wells Fargo/Village — Vineland Term Loan Note 4890-0432-6214, v. 5 VILLAGE VINELAND 3600 LANDIS LLC By: Village Super Market, Inc., a New Jersey corporation, its sole member 8 By: Nam JOHN VAN ORDEN Title: Chief Financial Officer e COPY

Execution Version 9 Wells Fargo/Village – Vineland Term Loan Note 4890-0432-6214, v. 7 SCHEDULE 1 The Note will be paid in the principal amounts plus accrued interest on the dates as shown below: Payment Due Date Principal Payment Due Mar 01, 2023 39,583.33 Apr 03, 2023 39,583.33 May 01, 2023 39,583.33 Jun 01, 2023 39,583.33 Jul 03, 2023 39,583.33 Aug 01, 2023 39,583.33 Sep 01, 2023 39,583.33 Oct 02, 2023 39,583.33 Nov 01, 2023 39,583.33 Dec 01, 2023 39,583.33 Jan 02, 2024 39,583.33 Feb 01, 2024 39,583.33 Mar 01, 2024 39,583.33 Apr 01, 2024 39,583.33 May 01, 2024 39,583.33 Jun 03, 2024 39,583.33 Jul 01, 2024 39,583.33 Aug 01, 2024 39,583.33 Sep 03, 2024 39,583.33 Oct 01, 2024 39,583.33 Nov 01, 2024 39,583.33 Dec 02, 2024 39,583.33 Jan 02, 2025 39,583.33 Feb 03, 2025 39,583.33 Mar 03, 2025 39,583.33 Apr 01, 2025 39,583.33 May 01, 2025 39,583.33 Jun 02, 2025 39,583.33 Jul 01, 2025 39,583.33 Aug 01, 2025 39,583.33 Sep 02, 2025 39,583.33 Oct 01, 2025 39,583.33 Nov 03, 2025 39,583.33 Dec 01, 2025 39,583.33 Jan 02, 2026 39,583.33 Feb 02, 2026 39,583.33 Mar 02, 2026 39,583.33

Execution Version 10 Wells Fargo/Village – Vineland Term Loan Note 4890-0432-6214, v. 7 Apr 01, 2026 39,583.33 May 01, 2026 39,583.33 Jun 01, 2026 39,583.33 Jul 01, 2026 39,583.33 Aug 03, 2026 39,583.33 Sep 01, 2026 39,583.33 Oct 01, 2026 39,583.33 Nov 02, 2026 39,583.33 Dec 01, 2026 39,583.33 Jan 04, 2027 39,583.33 Feb 01, 2027 39,583.33 Mar 01, 2027 39,583.33 Apr 01, 2027 39,583.33 May 03, 2027 39,583.33 Jun 01, 2027 39,583.33 Jul 01, 2027 39,583.33 Aug 02, 2027 39,583.33 Sep 01, 2027 39,583.33 Oct 01, 2027 39,583.33 Nov 01, 2027 39,583.33 Dec 01, 2027 39,583.33 Jan 03, 2028 39,583.33 Feb 01, 2028 39,583.33 Mar 01, 2028 39,583.33 Apr 03, 2028 39,583.33 May 01, 2028 39,583.33 Jun 01, 2028 39,583.33 Jul 03, 2028 39,583.33 Aug 01, 2028 39,583.33 Sep 01, 2028 39,583.33 Oct 02, 2028 39,583.33 Nov 01, 2028 39,583.33 Dec 01, 2028 39,583.33 Jan 02, 2029 39,583.33 Feb 01, 2029 39,583.33 Mar 01, 2029 39,583.33 Apr 02, 2029 39,583.33 May 01, 2029 39,583.33 Jun 01, 2029 39,583.33 Jul 02, 2029 39,583.33 Aug 01, 2029 39,583.33 Sep 04, 2029 39,583.33

Execution Version 11 Wells Fargo/Village – Vineland Term Loan Note 4890-0432-6214, v. 7 Oct 01, 2029 39,583.33 Nov 01, 2029 39,583.33 Dec 03, 2029 39,583.33 Jan 02, 2030 39,583.33 Feb 01, 2030 39,583.33 Mar 01, 2030 39,583.33 Apr 01, 2030 39,583.33 May 01, 2030 39,583.33 Jun 03, 2030 39,583.33 Jul 01, 2030 39,583.33 Aug 01, 2030 39,583.33 Sep 03, 2030 39,583.33 Oct 01, 2030 39,583.33 Nov 01, 2030 39,583.33 Dec 02, 2030 39,583.33 Jan 02, 2031 39,583.33 Feb 03, 2031 39,583.33 Mar 03, 2031 39,583.33 Apr 01, 2031 39,583.33 May 01, 2031 39,583.33 Jun 02, 2031 39,583.33 Jul 01, 2031 39,583.33 Aug 01, 2031 39,583.33 Sep 02, 2031 39,583.33 Oct 01, 2031 39,583.33 Nov 03, 2031 39,583.33 Dec 01, 2031 39,583.33 Jan 02, 2032 39,583.33 Feb 02, 2032 39,583.33 Mar 01, 2032 39,583.33 Apr 01, 2032 39,583.33 May 03, 2032 39,583.33 Jun 01, 2032 39,583.33 Jul 01, 2032 39,583.33 Aug 02, 2032 39,583.33 Sep 01, 2032 39,583.33 Oct 01, 2032 39,583.33 Nov 01, 2032 39,583.33 Dec 01, 2032 39,583.33 Jan 03, 2033 39,583.33 Feb 01, 2033 39,583.33 Mar 01, 2033 39,583.33

Execution Version 12 Wells Fargo/Village – Vineland Term Loan Note 4890-0432-6214, v. 7 Apr 01, 2033 39,583.33 May 02, 2033 39,583.33 Jun 01, 2033 39,583.33 Jul 01, 2033 39,583.33 Aug 01, 2033 39,583.33 Sep 01, 2033 39,583.33 Oct 03, 2033 39,583.33 Nov 01, 2033 39,583.33 Dec 01, 2033 39,583.33 Jan 03, 2034 39,583.33 Feb 01, 2034 39,583.33 Mar 01, 2034 39,583.33 Apr 03, 2034 39,583.33 May 01, 2034 39,583.33 Jun 01, 2034 39,583.33 Jul 03, 2034 39,583.33 Aug 01, 2034 39,583.33 Sep 01, 2034 39,583.33 Oct 02, 2034 39,583.33 Nov 01, 2034 39,583.33 Dec 01, 2034 39,583.33 Jan 02, 2035 39,583.33 Feb 01, 2035 39,583.33 Mar 01, 2035 39,583.33 Apr 02, 2035 39,583.33 May 01, 2035 39,583.33 Jun 01, 2035 39,583.33 Jul 02, 2035 39,583.33 Aug 01, 2035 39,583.33 Sep 04, 2035 39,583.33 Oct 01, 2035 39,583.33 Nov 01, 2035 39,583.33 Dec 03, 2035 39,583.33 Jan 02, 2036 39,583.33 Feb 01, 2036 39,583.33 Mar 03, 2036 39,583.33 Apr 01, 2036 39,583.33 May 01, 2036 39,583.33 Jun 02, 2036 39,583.33 Jul 01, 2036 39,583.33 Aug 01, 2036 39,583.33 Sep 02, 2036 39,583.33

Execution Version 13 Wells Fargo/Village – Vineland Term Loan Note 4890-0432-6214, v. 7 Oct 01, 2036 39,583.33 Nov 03, 2036 39,583.33 Dec 01, 2036 39,583.33 Jan 02, 2037 39,583.33 Feb 02, 2037 39,583.33 Mar 02, 2037 39,583.33 Apr 01, 2037 39,583.33 May 01, 2037 39,583.33 Jun 01, 2037 39,583.33 Jul 01, 2037 39,583.33 Aug 03, 2037 39,583.33 Sep 01, 2037 39,583.33 Oct 01, 2037 39,583.33 Nov 02, 2037 39,583.33 Dec 01, 2037 39,583.33 Jan 04, 2038 39,583.33 Jan 27, 2038 Remaining Balance